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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2005


                              AMSCAN HOLDINGS, INC.

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             (Exact name of registrant as specified in its charter)

Delaware                                 000-21827           13-3911462
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(State or other jurisdiction of          (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


               80 Grasslands Road, Elmsford, New York     10523

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           (Address of Principal Executive Offices)     (Zip Code)


    Registrant's telephone number, including area code:     (914) 345-2020

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Merger Agreement

Amscan Holdings, Inc., a Delaware corporation (the "Company"), announced that it has entered into an Agreement and Plan of Merger, dated as of September 26, 2005 (the "Merger Agreement"), by and among the Company, Party City Corporation, a Delaware corporation ("Party City") and BWP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will merge with and into Party City, with Party City continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger"). Party City is a customer of the Company's operating subsidiaries.

Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of Party City issued and outstanding immediately prior to the effective time of the Merger (the "Shares"), other than Shares owned by Party City, the Company, Merger Sub or any wholly-owned subsidiary of Party City, Company or Merger Sub, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted automatically into the right to receive $17.50 in cash, without interest, for total consideration of approximately $360 million, which includes the cash-out of stock options and warrants. All outstanding options and warrants to purchase shares of common stock, restricted shares and similar rights to purchase shares of common stock will be canceled and converted into the right to receive $17.50 per restricted share or share of common stock underlying such option or warrant, less, in the case of options and warrants, the exercise price thereof, without interest.

The Merger is conditioned, among other things, on regulatory approvals and the Company's receipt of the debt financing contemplated by a commitment letter obtained by the Company from affiliates of Goldman, Sachs & Co. and Bank of America, N.A. which is subject to certain customary conditions. Affiliates of Berkshire Partners LLC and Weston Presidio have provided commitment letters with respect to the equity financing, subject to certain customary conditions. The Company, Merger Sub and Party City have each agreed to use commercially reasonable efforts and, subject to certain limitations, take actions required to consummate the transactions contemplated by the Merger Agreement. Party City, the Company and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement.

The Company's board of directors have approved the Merger Agreement. The Merger Agreement contains certain termination rights and provides that, upon termination of the Merger Agreement under specified circumstances, Party City may be required to pay the Company a termination fee equal to $15,000,000. Upon termination of the Merger Agreement under other specified circumstances, the Company may be required to refund 5% of expenditures by Party City, its affiliates and franchisees, for goods or services supplied by the Company or any of its subsidiaries, for a three-year period following such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 and incorporated herein by reference.

The Voting Agreement
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In connection with the execution of the Merger Agreement, Michael E.
Tennenbaum, Tennenbaum Capital Partners, LLC, Tennenbaum & Co., LLC, Special Value Bond Fund, LLC, Special Value Absolute Return Fund, LLC and Special Value Bond Fund II, LLC (collectively, the "Principal Stockholders") and the Company entered into a Voting Agreement, dated as of September 26, 2005, pursuant to which, among other things, the Principal Stockholders agree to vote all of their respective shares of Party City's common stock (the "Covered Shares") in favor of adoption of the Merger Agreement. The Principal Stockholders beneficially own over 27% of the outstanding common stock of Party City. The Voting Agreement will terminate upon the earliest of (i) the effective time of the Merger, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) written notice of termination of the Voting Agreement by the Company to the Principal Stockholders. Upon termination of the Merger Agreement pursuant to certain conditions, and the subsequent sale or other disposition of Covered Shares to a third party, the Principal Stockholders will be required to pay to the Company 50% of any increase in consideration paid to the Principal Stockholders in respect of such Covered Shares over the amounts that would be otherwise payable pursuant to the Merger Agreement. The Principal Stockholders also granted an irrevocable proxy to the President and Secretary of the Company to vote on the Merger and the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirely by reference to the full text of the Voting Agreement filed as Exhibit 99.1 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

On September 27, 2005, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.2 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements:

Statements in this document regarding the proposed merger transaction, the expected effects, timing and completion of the proposed transaction and any other statements about our future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure of Party City to obtain stockholder approval, the failure to consummate the necessary debt financing arrangements or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in our and Party City's industries, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.
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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   The following Exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of September 26, 2005 among the Amscan Holdings, Inc., BWP Acquisition, Inc. and Party City Corporation.

99.1 Voting Agreement, dated as of September 26, 2005 by and among Amscan Holdings, Inc., Michael E. Tennenbaum, Tennenbaum Capital Partners, LLC, Tennenbaum & Co., LLC, Special Value Bond Fund, LLC, Special Value Absolute Return Fund, LLC and Special Value Bond Fund II, LLC.

99.2        Press Release dated September 27, 2005.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 27, 2005

                               AMSCAN HOLDINGS, INC.

                               By:  /s/ Michael A. Correale
                                   -----------------------------
                               Name:  Michael A. Correale
                               Title: Chief Financial Officer
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                                  Exhibit Index

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
2.1               Agreement and Plan of Merger, dated as of September 26, 2005 among the Amscan Holdings, Inc., BWP Acquisition, Inc. and
                  Party City Corporation.

99.1 Voting Agreement, dated as of September 26, 2005 by and among Amscan Holdings, Inc., Michael E. Tennenbaum, Tennenbaum
                  Capital Partners, LLC, Tennenbaum & Co., LLC, Special Value
                  Bond Fund, LLC, Special Value Absolute Return Fund, LLC and
                  Special Value Bond Fund II, LLC.

99.2              Press Release dated September 27, 2005.